EXHIBIT 99.1


     WMC 1997-1 CREDIT SUISSE FIRST BOSTON PRELIMINARY COMPUTATION MATERIALS
                                SUBJECT TO CHANGE


                                  $200,000,000

                        WMC HOME EQUITY LOAN TRUST 1997-1

                          ADJUSTABLE RATE CERTIFICATES

                               WMC MORTGAGE CORP.
                              (SELLER AND SERVICER)

=======================================================================================================================
                  PRINCIPAL                      MOODY'S/FITCH/    AVERAGE     MODIFIED
   CLASS            AMOUNT         PRIORITY       S&P RATINGS       LIFE       DURATION     FIRST PAY     LAST PAY
-----------------------------------------------------------------------------------------------------------------------
(TO CALL)

A              $156,564,000         Senior        Aaa/AAA/AAA       2.25       1.93         9/97            7/05
M-1            $15,657,000        Mezzanine        Aa2/AA/AA        5.35       4.35         2/01            7/05
M-2            $14,142,000        Mezzanine          A2/A/A         5.26       4.26         11/00           7/05
B              $13,637,000       Subordinate      Baa3/BBB/BBB      5.22       4.16         9/00            7/05
-----------------------------------------------------------------------------------------------------------------------


* This deal is expected to price late next week.
* CSFB is lead underwriter. Bear Stearns is co-manager.
* Pricing speed is 25% CPR. Pricing is to call.




NOTE: Percentages may not add to 100.00% due to rounding.    CREDIT SUISSE FIRST
                                                                  BOSTON

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws or such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

     WMC 1997-1 CREDIT SUISSE FIRST BOSTON PRELIMINARY COMPUTATION MATERIALS
                                SUBJECT TO CHANGE


DEAL FACTS

EXPECTED PRICING DATE:           Thursday, August 21 or Friday, August 22
----------------------

EXPECTED CLOSING DATE:           Thursday, August 28, 1997

CUT-OFF DATE:                    Close of business July 31, 1997


                               ===============================================
EXPECTED RATINGS:                  CLASS         MOODY'S      FITCH      S&P
                               -----------------------------------------------
                                     A             Aaa         AAA       AAA
                                    M-1            Aa2          AA       AA
                                    M-2             A2          A         A
                                     B             Baa3        BBB       BBB
                               -----------------------------------------------

                               =============================================
ERISA/SMMEA ELIGIBILITY:              CLASS          ERISA          SMMEA
                               ---------------------------------------------
                                        A             Yes            Yes
                                       M-1             No            Yes
                                       M-2             No             No
                                        B              No             No
                               ---------------------------------------------

OPTIONAL CALL:                   When the Pool Balance has declined to
                                 less than 10% of the Original  Pool
                                 Balance, WMC may purchase all of the
                                 outstanding Certificates  in the
                                 following month.

FLOATING RATE COUPON             If WMC does not exercise the 10%
STEP-UP:                         optional clean-up call, the  margins
                                 on the bonds will adjust as follows:

                                 A                          doubles
                                 M-1                        50% increase
                                 M-2                        50% increase
                                 B                          50% increase

DISTRIBUTION DATE:               On the [20]th day of each month
                                 beginning September 20, 1997.




NOTE: Percentages may not add to 100.00% due to rounding.
                                                      CREDIT SUISSE FIRST BOSTON

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws or such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

     WMC 1997-1 CREDIT SUISSE FIRST BOSTON PRELIMINARY COMPUTATION MATERIALS
                                SUBJECT TO CHANGE

CASHFLOWS

*    Interest cashflows are applied in the following priority

         *    pay Trustee Fee
         * pay senior bonds (Class A) current interest for the month plus any unpaid interest shortfalls from prior months
         *    pay M-1 current interest
         *    pay M-2 current interest
         *    pay Class B-1 current interest
         * any extra interest collections will be used to build overcollateralization to the target level, and, at a later point in the cashflows, pay unpaid interest and principal shortfalls on mezzanine and subordinate bonds

*    Principal cashflows prior to the Stepdown Date of if Trigger
     Event is in effect

         *    pay Class A
         *    pay M-1, M-2, then Class B

*    Principal cashflows after Stepdown Date (assuming no Trigger
     Event)

         * pay Class A bonds, Class M, Class M and Class B pro rata in accordance with enhancement targets equal to 2.0 times the initial enhancement for each class:

                              TARGETED % OF          TARGET CREDIT
                                 POOL                 ENHANCEMENT
Class A                          45.0%                   55.0%
Class M-1                        16.0                    39.0
Class M-2                        13.5                    25.5
Class B                          15.5                    10.0
Overcollateralization            10.0
                                 100%


* Stepdown Date occurs the later of 3 years or when credit enhancement increases to 2.0 times the initial level.

* Trigger Event - No principal is paid to the Class M-1, M-2 or B if 60+ day delinquencies equal or exceed 50% of the subordination/overcolateralization available to Class A bonds.




NOTE: Percentages may not add to 100.00% due to rounding.
                                                      CREDIT SUISSE FIRST BOSTON

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws or such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

     WMC 1997-1 CREDIT SUISSE FIRST BOSTON PRELIMINARY COMPUTATION MATERIALS
                                SUBJECT TO CHANGE



          Assumes constant LIBOR (1M LIBOR = 5.625%, 6M LIBOR = 5.875%)
===========================================================================
                                                   AVAILABLE FUNDS
                                                        CAP
------------------------------------------------------------------
           1                        9/20/97             9.69
           2                       10/20/97             9.69
           3                       11/20/97             9.69
           4                       12/20/97             9.69
           5                        1/20/98             9.69
           6                        2/20/98             9.69
           7                        3/20/98             9.77
           8                        4/20/98             9.93
           9                        5/20/98             9.93
          10                        6/20/98             9.93
          11                        7/20/98             9.93
          12                        8/20/98             9.93
          13                        9/20/98            10.01
          14                       10/20/98            10.16
          15                       11/20/98            10.16
          16                       12/20/98            10.16
          17                        1/20/99            10.16
          18                        2/20/99            10.16
          19                        3/20/99            10.24
          20                        4/20/99            10.35
          21                        5/20/99            10.35
          22                        6/20/99            10.35
          23                        7/20/99            10.38
          24                        8/20/99            10.42
          25                        9/20/99            11.06
          26                       10/20/99            11.88
          27                       11/20/99            11.88
          28                       12/20/99            11.88
          29                        1/20/00            11.88
          30                        2/20/00            11.88
          31                        3/20/00            11.88
          32                        4/20/00            11.88
          33                        5/20/00            11.88
          34                        6/20/00            11.88
          35                        7/20/00            11.88
          36                        8/20/00            11.88
          37                        9/20/00            11.88
          38                       10/20/00            11.88
          39                       11/20/00            11.88
          40                       12/20/00            11.88



NOTE: Percentages may not add to 100.00% due to rounding.
                                                      CREDIT SUISSE FIRST BOSTON

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws or such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

     WMC 1997-1 CREDIT SUISSE FIRST BOSTON PRELIMINARY COMPUTATION MATERIALS
                                SUBJECT TO CHANGE

                WMC Mortgage Corporation - Adjustable Rate Loans


                      State Distribution by Mailing Address


                        CURRENT             PCT. OF
STATE                  OUTSTANDING          TOTAL (2)      COUNT       PCT. OF
                        BALANCE (1)                                      LOANS

Alaska                  1,055,411.18            .52          11          .59
Arizona                14,969,882.12           7.41         119         6.40
Arkansas                  839,452.47            .42          15          .81
California             45,229,297.14          22.39         276        14.85
Colorado                8,978,662.33           4.44          80         4.31
Connecticut             1,939,637.39            .96          18          .97
Delaware                  292,425.00            .14           4          .22
Florida                 6,724,570.25           3.33          79         4.25
Georgia                 3,355,583.99           1.66          29         1.56
Hawaii                  1,155,300.00            .57           4          .22
Idaho                   2,954,785.33           1.46          36         1.94
Illinois               20,393,143.43          10.09         184         9.90
Indiana                   888,271.59            .44          14          .75
Iowa                      775,383.98            .38          16          .86
Kansas                  1,764,887.94            .87          26         1.40
Kentucky                  496,170.00            .25           6          .32
Louisiana               2,099,135.97           1.04          28         1.51
Maine                     544,385.06            .27           5          .27
Maryland                5,944,129.94           2.94          63         3.39
Massachusetts           1,271,543.59            .60          10          .54
Michigan                4,568,207.45           2.26          60         3.23
Minnesota              11,301,977.68           5.59         134         7.21
Mississippi             1,027,169.26            .51          19         1.02
Missouri                2,945,122.37           1.46          39         2.10
Montana                   708,135.00            .35           7          .38
Nebraska                1,227,781.22            .61          11          .59
Nevada                  7,078,682.58           3.50          57         3.07
New Hampshire             357,783.52            .18           6          .32
New Jersey              3,837,064.61           1.90          29         1.56
New Mexico              3,227,663.50           1.60          30         1.61
New York                4,786,507.85           2.37          28         1.51
North Carolina          1,189,181.43            .59          14          .75
Ohio                    1,237,965.03            .61          22         1.18
Oklahoma                1,180,078.60            .58          21         1.13
Oregon                  5,871,426.48           2.91          51         2.74
Pennsylvania            3,822,657.00           1.89          52         2.80
Rhode Island               73,450.00            .04           1          .05
South Carolina            217,242.56            .11           3          .16
South Dakota              206,700.00            .10           4          .22
Tennessee               1,437,922.69            .71          20         1.08
Texas                   2,345,684.65           1.16          20         1.08
Utah                    2,216,903.89           1.10          20         1.08
Vermont                   548,050.00            .27           5          .27
Virginia                3,914,070.01           1.94          27         1.45
Washington             10,321,631.68           5.11         103         5.54
Washington, D.C.        1,643,535.30            .81          12          .65
West Virginia             778,000.69            .39          12          .65
Wisconsin               2,345,968.41           1.16          28         1.51

TOTAL                 202,034,622.16         100.00       1,858       100.00

NOTE: Percentages may not add to 100.00% due to rounding.
                                                      CREDIT SUISSE FIRST BOSTON

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws or such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

     WMC 1997-1 CREDIT SUISSE FIRST BOSTON PRELIMINARY COMPUTATION MATERIALS
                                SUBJECT TO CHANGE

                WMC Mortgage Corporation - Adjustable Rate Loans


                    Combined Loan-to-Value Ratio Distribution

                                 Current
                 Combined      Outstanding         Pct. of              Pct. of
RANGE     OF       LTV         BALANCE (1)        TOTAL (2)     COUNT     LOANS
-----     --       ---         -----------        ---------     -----     -----

 5.60     to       8.00        157,942.55             .08           2       .11
24.20     to      24.20         75,000.00             .04           1       .05
25.00     to      28.90         47,000.00             .02           2       .11
33.10     to      34.40        253,892.76             .13           4       .22
36.00     to      38.90        620,500.00             .31           6       .32
40.00     to      44.90      1,230,000.00             .61           8       .43
45.70     to      48.90        285,500.00             .14           7       .38
50.00     to      54.70      1,887,362.35             .93          21      1.13
55.00     to      59.90      3,351,060.30            1.66          34      1.83
60.00     to      64.90     13,082,831.87            6.48         141      7.59
65.00     to      69.90      8,526,318.93            4.22          75      4.04
70.00     to      74.90     27,928,497.27           13.82         275     14.80
75.00     to      79.90     42,679,422.51           21.12         417     22.44
80.00     to      84.90     54,173,250.53           26.81         475     25.57
85.00     to      89.90     27,804,578.76           13.76         249     13.40
90.00     to      94.70     19,931,464.33            9.87         141      7.59


TOTAL                      202,034,622.16          100.00       1,858    100.00

NOTE: Percentages may not add to 100.00% due to rounding.
                                                      CREDIT SUISSE FIRST BOSTON

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws or such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

     WMC 1997-1 CREDIT SUISSE FIRST BOSTON PRELIMINARY COMPUTATION MATERIALS
                                SUBJECT TO CHANGE

                WMC Mortgage Corporation - Adjustable Rate Loans


                           Interest Rate Distribution

                               Current
                              Outstanding         Pct. of                Pct. of
RANGE     OF     COUPONS       BALANCE (1)        TOTAL (2)    COUNT      LOANS
-----     --     -------     -----------        ---------      -----      -----

 6.520    to      6.520         108,750.00            .05         1         .05
 7.200    to      7.990       4,299,505.15           2.13        37        1.99
 8.000    to      8.990      27,547,753.37          13.64       194       10.44
 9.000    to      9.999      61,137,899.30          30.26       526       28.31
10.000    to     10.990      67,467,303.18          33.39       647       34.82
11.000    to     11.990      31,578,833.56          15.63       335       16.03
12.000    to     12.990       5,626,756.21           2.79        62        3.34
13.000    to     13.990       2,403,905.12           1.19        36        1.94
14.000    to     14.750       1,695,940.54            .84        19        1.02
15.000    to     15.000         167,975.73            .08         1         .05

TOTAL                       202,034,622.16         100.00     1,858      100.00


NOTE: Percentages may not add to 100.00% due to rounding.
                                                      CREDIT SUISSE FIRST BOSTON

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws or such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

     WMC 1997-1 CREDIT SUISSE FIRST BOSTON PRELIMINARY COMPUTATION MATERIALS
                                SUBJECT TO CHANGE

                WMC Mortgage Corporation - Adjustable Rate Loans


                    Remaining Principal Balance Distribution

                   Remaining      Current
                   Principal    Outstanding         Pct. of              Pct. of
RANGE      OF       BALANCE     BALANCE (1)        TOTAL (2)     COUNT    LOANS
-----      --      -------     -----------        ---------      -----    -----

 16,100     to      19,987         221,695.05        .11         12        .65
 20,000     to      39,882       6,520,219.71       3.23        203      10.93
 40,000     to      59,979      18,528,065.94       8.18        330      17.76
 60,000     to      79,971      21,641,079.47      10.71        310      16.68
 80,000     to      99,956      22,940,949.23      11.35        255      13.72
100,000     to     119,925      23,715,827.65      11.74        217      11.68
120,000     to     139,958      15,907,397.86       7.87        124       6.67
140,000     to     159,999      12,804,071.47       6.34         86       4.63
160,000     to     179,100      14,327,070.86       7.09         85       4.57
180,000     to     199,920       9,936,301.14       4.92         52       2.80
202,500     to     219,000       7,418,481.09       3.67         35       1.88
220,000     to     238,000       4,129,225.61       2.04         18        .97
240,000     to     259,200       4,721,308.12       2.34         19       1.02
260,000     to     274,125       4,511,138.40       2.23         17        .91
280,000     to     297,500       4,007,198.61       1.98         14        .75
300,000     to     318,835       3,719,136.61       1.84         12        .65
320,000     to     337,500       2,631,800.00       1.30          8        .43
340,000     to     356,250       4,189,661.59       2.07         12        .65
360,000     to     379,800       4,046,400.00       2.00         11        .59
382,400     to     399,793       2,366,692.62       1.17          6        .32
400,000     to     412,500       4,464,936.08       2.21         11        .59
420,000     to     437,000       1,277,000.00        .63          3        .16
440,000     to     457,600       2,252,600.00       1.11          5        .27
465,000     to     476,250       1,409,250.00        .70          3        .16
504,609     to     504,609         504,609.24        .25          1        .05
560,000     to     569,500       1,129,500.00        .56          2        .11
595,000     to     595,000         595,000.00        .29          1        .05
615,000     to     615,000         615,000.00        .30          1        .05
626,000     to     626,000         626,000.00        .31          1        .05
652,500     to     652,500         652,500.00        .32          1        .05
700,000     to     700,000         700,000.00        .35          1        .05
750,000     to     750,000         750,000.00        .37          1        .05
774,506     to     774,506         774,505.81        .38          1        .05

TOTAL                          202,034,622.16     100.00      1,858     100.00


NOTE: Percentages may not add to 100.00% due to rounding.
                                                      CREDIT SUISSE FIRST BOSTON

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws or such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

     WMC 1997-1 CREDIT SUISSE FIRST BOSTON PRELIMINARY COMPUTATION MATERIALS
                                SUBJECT TO CHANGE

                WMC Mortgage Corporation - Adjustable Rate Loans


                           Property-Type Distribution

                         CURRENT               PCT. OF                   PCT. OF
PROPERTY TYPE           OUTSTANDING            TOTAL (2)    COUNT         LOANS
                          BALANCE (1)

Condominium               6,260,584.82           3.10          70           3.77
Duplex                    7,880,388.39           3.90          97           5.22
Manufactured Home           433,410.04            .21           6            .32
PUD Single Family        18,221,654.55           9.02         115           6.19
SF 4 Unit                 2,277,678.29           1.13          20           1.08
SF Detached             164,808,670.98          81.57       1,530          82.35
Triplex                   2,152,235.09           1.07          20           1.08

TOTAL                   202,034,622.16         100.00       1,858         100.00


NOTE: Percentages may not add to 100.00% due to rounding.
                                                      CREDIT SUISSE FIRST BOSTON

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws or such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

     WMC 1997-1 CREDIT SUISSE FIRST BOSTON PRELIMINARY COMPUTATION MATERIALS
                                SUBJECT TO CHANGE

                WMC Mortgage Corporation - Adjustable Rate Loans


                        Months of Seasoning Distribution

                             Current
                            Outstanding         Pct. of                  Pct. of
RANGE    OF    SEASONING     BALANCE (1)        TOTAL (2)    COUNT        LOANS
-----    --    ---------    -----------        ---------     -----        -----

0        to       0         173,695,280.67         85.97     1,595        85.84
1        to       1          21,909,767.08         10.84       213        11.46
2        to       2           3,310,866.56          1.64        30         1.61
3        to       3             877,793.40           .43         8          .43
4        to       4             253,926.95           .13         3          .16
5                 5             707,124.17           .35         4          .22
6                 6             166,151.93           .08         1          .05
7                 7             978,418.29           .48         3          .16
9                 9             135,293.11           .07         1          .05

TOTAL                       202,034,622.16        100.00     1,858       100.00

NOTE: Percentages may not add to 100.00% due to rounding.

                           CREDIT SUISSE FIRST BOSTON

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws or such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

     WMC 1997-1 CREDIT SUISSE FIRST BOSTON PRELIMINARY COMPUTATION MATERIALS
                                SUBJECT TO CHANGE

                WMC Mortgage Corporation - Adjustable Rate Loans


                           Remaining Term Distribution

                            Current
             Remaining     Outstanding       Pct. of                   Pct. of
RANGE   OF     TERMS        BALANCE (1)      TOTAL (2)    COUNT         LOANS
-----   --     -----       -----------       ---------    -----         -----

180     to     180              87,550.00        .04         1             .05
351     to     359          28,339,341.49      14.03       263           14.16
360     to     360         173,607,730.67      85.93     1,594           85.79

TOTAL                      202,034,622.16     100.00     1,858          100.00


                WMC Mortgage Corporation - Adjustable Rate Loans

                          Occupancy Status Distribution

                        CURRENT          PCT. OF                     PCT. OF
OCCUPANCY STATUS      OUTSTANDING        TOTAL (2)     COUNT          LOANS
                      BALANCE (1)

Investment            16,765,436.49         8.30          251          13.51
Primary Residence    183,030,742.73        90.59        1,592          85.68
Secondary Home         2,238,442.94         1.11           15            .81

TOTAL                202,034,622.16       100.00        1,858         100.00



NOTE: Percentages may not add to 100.00% due to rounding.

                           CREDIT SUISSE FIRST BOSTON

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws or such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

     WMC 1997-1 CREDIT SUISSE FIRST BOSTON PRELIMINARY COMPUTATION MATERIALS
                                SUBJECT TO CHANGE

                WMC Mortgage Corporation - Adjustable Rate Loans


                               Margin Distribution

                            Current
                          Outstanding      Pct. of                     Pct. of
RANGE    OF    MARGINS     BALANCE(1)      TOTAL (2)     COUNT          LOANS
-----    --    -------     ---------        -----        -----


4.375    to     4.375        774,505.81       .38            1            .05
5.375    to     5.990     21,874,374.66     10.83          193          10.39
6.000    to     6.990    134,532,128.11     66.59        1,249          67.22
7.000    to     7.990     42,234,532.31     20.90          383          20.61
8.000    to     8.750      2,008,981.27       .99           25           1.35
9.000    to     9.490        610,100.00       .30            7            .38

TOTAL                    202,034,622.16    100.00        1,858         100.00





                WMC Mortgage Corporation - Adjustable Rate Loans

                                  Type of Loan

                              Current
Loan                          Outstanding      Pct. of                Pct. of
TYPE      ADJUSTMENT          BALANCE(1)       TOTAL (2)    COUNT      LOANS
----      ----------          ---------        --------     -----     -----

ARM       2/28 - LIBOR        152,566,776.29     75.52      1,449      77.99
          3/27 - LIBOR          1,881,070.00       .93         15        .81
          6 Month - LIBOR      47,586,775.87     23.55        394      21.21


      TOTAL                   202,034,622.16    100.00      1,858     100.00

NOTE: Percentages may not add to 100.00% due to rounding.

                           CREDIT SUISSE FIRST BOSTON

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws or such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

==============================================================
                                              AVAILABLE FUNDS
                                                    CAP
--------------------------------------------------------------
           1                    9/20/97          9.69
           2                   10/20/97          9.69
           3                   11/20/97          9.69
           4                   12/20/97          9.69
           5                    1/20/98          9.69
           6                    2/20/98          9.69
           7                    3/20/98          9.77
           8                    4/20/98          9.93
           9                    5/20/98          9.93
          10                    6/20/98          9.93
          11                    7/20/98          9.93
          12                    8/20/98          9.93
          13                    9/20/98         10.01
          14                   10/20/98         10.16
          15                   11/20/98         10.16
          16                   12/20/98         10.16
          17                    1/20/99         10.16
          18                    2/20/99         10.16
          19                    3/20/99         10.24
          20                    4/20/99         10.35
          21                    5/20/99         10.35
          22                    6/20/99         10.35
          23                    7/20/99         10.38
          24                    8/20/99         10.42
          25                    9/20/99         11.06
          26                   10/20/99         11.88
          27                   11/20/99         11.88
          28                   12/20/99         11.88
          29                    1/20/00         11.88
          30                    2/20/00         11.88
          31                    3/20/00         11.88
          32                    4/20/00         11.88
          33                    5/20/00         11.88
          34                    6/20/00         11.88
          35                    7/20/00         11.88
          36                    8/20/00         11.88
          37                    9/20/00         11.88
          38                   10/20/00         11.88
          39                   11/20/00         11.88
          40                   12/20/00         11.88